News Release		Exhibit 99.1

Contact:	Corporate Communications
Houston:	713.324.5080
Email:	corpcomm@coair.com
News archive:	continental.com/company/news/	Address:	P.O. Box 4607, Houston, TX 77210-4607

CONTINENTAL AIRLINES REPORTS JUNE 2009
OPERATIONAL PERFORMANCE

HOUSTON, July 1, 2009 – Continental Airlines (NYSE: CAL) today reported a June consolidated (mainline plus regional) load factor of 84.8 percent, 1.1 points above the June 2008 consolidated load factor, and a mainline load factor of 85.2 percent, 1.0 point above the June 2008 mainline load factor.  The carrier reported an all time record domestic mainline June load factor of 88.1 percent, 2.2 points above the June 2008 domestic mainline load factor, and an international mainline load factor of 82.5 percent, 0.1 points above June 2008.
During the month, Continental recorded a U.S. Department of Transportation (DOT) on-time arrival rate of 80.5 percent and a mainline segment completion factor of 99.8 percent.
In June 2009, Continental flew 8.1 billion consolidated revenue passenger miles (RPMs) and 9.5 billion consolidated available seat miles (ASMs), resulting in a consolidated traffic decrease of 6.5 percent and a capacity decrease of 7.8 percent as compared to June 2008. In June 2009, Continental flew 7.2 billion mainline RPMs and 8.5 billion mainline ASMs, resulting in a mainline traffic decrease of 6.3 percent and a mainline capacity decrease of 7.5 percent as compared to June 2008. Domestic mainline traffic was 3.7 billion RPMs in June 2009, down 6.5 percent from June 2008, and domestic mainline capacity was 4.2 billion ASMs, down 8.8 percent from June 2008.
For June 2009, both consolidated and mainline passenger revenue per available seat mile (RASM) are estimated to have decreased between 19.5 and 20.5 percent compared to June 2008.  For May 2009, consolidated passenger RASM decreased 19.9 percent compared to May 2008, while mainline passenger RASM decreased 19.1 percent compared to May 2008.
Continental ended the second quarter 2009 with an unrestricted cash, cash equivalents and short-term investments balance of approximately $2.77 billion.
Continental’s regional operations had a June load factor of 81.5 percent, 1.8 points above the June 2008 regional load factor. Regional RPMs were 846.5 million and regional ASMs were 1,038.8 million in June 2009, resulting in a traffic decrease of 8.2 percent and a capacity decrease of 10.3 percent versus June 2008.
Continental Airlines is the world’s fifth largest airline.  Continental, together with Continental Express and Continental Connection, has more than 2,750 daily departures throughout the Americas, Europe and Asia, serving 133 domestic and 132 international destinations. More than 750 additional points are served via current alliance partners.  With more than 43,000 employees, Continental has hubs serving New York, Houston, Cleveland and Guam, and together with its regional partners, carries approximately 67 million passengers per year.
Celebrating its 75th anniversary this year, Continental consistently earns awards and critical acclaim for both its operation and its corporate culture.  For the sixth consecutive year, FORTUNE magazine named Continental the No. 1 World’s Most Admired Airline on its 2009 list of World’s Most Admired Companies. For more company information, go to continental.com.

This press release contains forward-looking statements that are not limited to historical facts, but reflect the company’s current beliefs, expectations or intentions regarding future events. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. For examples of such risks and uncertainties, please see the risk factors set forth in the company’s 2008 Form 10-K and its other securities filings, including any amendments thereto, which identify important matters such as the significant volatility in the cost of aircraft fuel, its transition to a new global alliance, the consequences of its high leverage and other significant capital commitments, its high labor and pension costs, delays in scheduled aircraft deliveries, service interruptions at one of its hub airports, disruptions to the operations of its regional operators, disruptions in its computer systems, and industry conditions, including the recession in the U.S. and global economies, the airline pricing environment, terrorist attacks, regulatory matters, excessive taxation, industry consolidation, the availability and cost of insurance, public health threats and the seasonal nature of the airline business. The company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this press release, except as required by applicable law.

PRELIMINARY TRAFFIC RESULTS
JUNE	2009	2008	Change
REVENUE PASSENGER MILES (000)
Domestic	3,694,333	3,951,187	-6.5	Percent

International	3,526,037	3,756,421	-6.1	Percent
Transatlantic	1,902,543	2,097,027	-9.3	Percent
Latin America	999,397	1,043,015	-4.2	Percent
Pacific	624,097	616,379	1.3	Percent

Mainline	7,220,370	7,707,608	-6.3	Percent
Regional	846,498	922,577	-8.2	Percent
Consolidated	8,066,868	8,630,185	-6.5	Percent
AVAILABLE SEAT MILES (000)
Domestic	4,195,675	4,598,795	-8.8	Percent

International	4,275,927	4,559,873	-6.2	Percent
Transatlantic	2,283,737	2,576,315	-11.4	Percent
Latin America	1,155,496	1,225,627	-5.7	Percent
Pacific	836,694	757,931	10.4	Percent

Mainline	8,471,602	9,158,668	-7.5	Percent
Regional	1,038,791	1,158,157	-10.3	Percent
Consolidated	9,510,393	10,316,825	-7.8	Percent
PASSENGER LOAD FACTOR
Domestic	88.1 Percent	85.9 Percent	2.2	Points

International	82.5 Percent	82.4 Percent	0.1	Points
Transatlantic	83.3 Percent	81.4 Percent	1.9	Points
Latin America	86.5 Percent	85.1 Percent	1.4	Points
Pacific	74.6 Percent	81.3 Percent	-6.7	Points

Mainline	85.2 Percent	84.2 Percent	1.0	Point
Regional	81.5 Percent	79.7 Percent	1.8	Points
Consolidated	84.8 Percent	83.7 Percent	1.1	Points
ONBOARD PASSENGERS
Mainline	4,101,183	4,472,184	-8.3	Percent
Regional	1,573,268	1,672,743	-5.9	Percent
Consolidated	5,674,451	6,144,927	-7.7	Percent
CARGO REVENUE TON MILES (000)
Total	73,444	85,658	-14.3	Percent

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PRELIMINARY TRAFFIC RESULTS
YEAR-TO-DATE	2009	2008	Change
REVENUE PASSENGER MILES (000)
Domestic	19,416,396	21,811,198	-11.0	Percent

International	19,044,784	20,129,271	-5.4	Percent
Transatlantic	9,556,585	10,344,093	-7.6	Percent
Latin America	5,973,848	6,211,286	-3.8	Percent
Pacific	3,514,351	3,573,892	-1.7	Percent

Mainline	38,461,180	41,940,469	-8.3	Percent
Regional	4,494,255	5,085,360	-11.6	Percent
Consolidated	42,955,435	47,025,829	-8.7	Percent
AVAILABLE SEAT MILES (000)
Domestic	23,338,304	26,160,929	-10.8	Percent

International	24,977,251	26,049,864	-4.1	Percent
Transatlantic	12,722,375	13,703,987	-7.2	Percent
Latin America	7,455,165	7,588,480	-1.8	Percent
Pacific	4,799,711	4,757,397	0.9	Percent

Mainline	48,315,555	52,210,793	-7.5	Percent
Regional	6,014,921	6,547,523	-8.1	Percent
Consolidated	54,330,476	58,758,316	-7.5	Percent
PASSENGER LOAD FACTOR
Domestic	83.2 Percent	83.4 Percent	-0.2	Points

International	76.2 Percent	77.3 Percent	-1.1	Points
Transatlantic	75.1 Percent	75.5 Percent	-0.4	Points
Latin America	80.1 Percent	81.9 Percent	-1.8	Points
Pacific	73.2 Percent	75.1 Percent	-1.9	Points

Mainline	79.6 Percent	80.3 Percent	-0.7	Points
Regional	74.7 Percent	77.7 Percent	-3.0	Points
Consolidated	79.1 Percent	80.0 Percent	-0.9	Points
ONBOARD PASSENGERS
Mainline	22,437,661	25,196,062	-10.9	Percent
Regional	8,318,018	9,204,625	-9.6	Percent
Consolidated	30,755,679	34,400,687	-10.6	Percent
CARGO REVENUE TON MILES (000)
Total	419,901	524,214	-19.9	Percent

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PRELIMINARY OPERATIONAL AND FINANCIAL RESULTS
JUNE	2009	2008	Change
On-Time Performance [1]	80.5%	67.4%	13.1	Points
Completion Factor [2]	99.8%	99.2%	0.6	Points
May 2009 year-over-year consolidated RASM change			(19.9)	Percent
May 2009 year-over-year mainline RASM change			(19.1)	Percent
June 2009 estimated year-over-year consolidated RASM change			(19.5) - (20.5)	Percent
June 2009 estimated year-over-year mainline RASM change			(19.5) - (20.5)	Percent
June 2009 estimated average price per gallon of fuel, including fuel taxes			2.18	Dollars
Second Quarter 2009 estimated average price per gallon of fuel, including fuel taxes			2.07	Dollars

[1] Department of Transportation Arrivals within 14 minutes
[2] Mainline Segment Completion Percentage
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